UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007 (September 30, 2007)

Catuity Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30045	38-3518829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340 Commonwealth Drive, #1C Charlottesville, VA 22901	(434) 979-0296
(Address of principal executive offices)	(Registrant's telephone number, including area code)

300 Preston Ave., Suite 302
Charlottesville, VA 22902
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 30, 2007 the Board of Directors of Catuity Inc. extended the employment contract with the CEO, John Racine, which was set to expire on September 30, 2007 until October 31, 2007 with the same terms and conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATUITY INC. (Registrant)

By:	/s/ Debra R. Hoopes
Debra R. Hoopes
Senior Vice President and Chief Financial Officer

Date: October 1, 2007